UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2026

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices) (Zip Code)

(732) 870-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Gary Merrill as Chief Financial Officer

On April 13, 2026 (the “Effective Date”), Commvault Systems, Inc. (the “Company”) announced the appointment of Mr. Gary Merrill as Chief Financial Officer and principal financial officer. As of the Effective Date, Mr. Merrill will cease to serve as the Company’s Chief Commercial Officer.

Mr. Merrill has served as the Company’s Chief Commercial Officer since August 2024. Biographical and other information for Mr. Merrill is set forth in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 15, 2024 and May 3, 2022 and is incorporated herein by reference.

Appointment of Geoff Haydon as President of Customer and Field Operations and Resignation as a Director

The Company also announced the appointment of Mr. William Geoffrey (“Geoff”) Haydon as President of Customer and Field Operations as of the Effective Date. In connection with his appointment, Mr. Haydon notified the Company’s Board of Directors (the “Board”) on April 8, 2026 of his decision to resign as a director. Mr. Haydon’s resignation from the Board was not associated with or attributable to any disagreement with the Company, the Company’s management, or any other member of the Board.

Mr. Haydon, age 60, has served as a director on the Board since October 2025. Biographical information for Mr. Haydon is set forth in the Company’s Current Report on Form 8-K filed with the SEC on October 20, 2025 and is incorporated herein by reference.

There are no family relationships between Mr. Haydon or Mr. Merrill and any director or executive officer of the Company, and neither Mr. Haydon nor Mr. Merrill has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Haydon or Mr. Merrill and any other person pursuant to which either was appointed as an officer of the Company.

Compensatory Arrangements

In connection with Mr. Merrill’s appointment, the Company and Mr. Merrill entered into an Offer Letter, dated April 10, 2026 (the “Merrill Offer Letter”). Under the terms of the Merrill Offer Letter, Mr. Merrill will receive an annual base salary of $500,000, and is eligible to receive an annual variable compensation award, based on attainment of various objectives, with an annualized target value equal to $500,000. The Merrill Offer Letter also provides that Mr. Merrill will receive (i) a one-time, sign-on equity award with a target value of approximately $1,000,000, comprised of time-based restricted stock units (“RSUs”), and (ii) an equity award with an aggregate target value of approximately $5,000,000, comprised of a mix of RSUs, financial performance stock units (“PSUs”), and relative total shareholder return (“TSR”) PSUs, in accordance with the Company’s executive plan.

In connection with Mr. Haydon’s appointment, the Company and Mr. Haydon entered into an Offer Letter, dated April 8, 2026 (the “Haydon Offer Letter”). Under the terms of the Haydon Offer Letter, Mr. Haydon will receive an annual base salary of $500,000, and is eligible to receive an annual variable compensation award, based on attainment of various objectives, with an annualized target value of 100% of Mr. Haydon’s annual base salary. The Haydon Offer Letter also provides that Mr. Haydon will receive (i) a one-time, sign-on equity award with an aggregate target value of approximately $5,500,000, and (ii) an equity award with an aggregate target value of approximately $5,000,000, in accordance with the

Company’s executive plan, with both equity awards comprised of a mix of RSUs, PSUs, and TSR PSUs. The Haydon Offer Letter further provides that Mr. Haydon will be eligible for equity grants during the Company’s standard annual executive award grant cycle beginning in May 2027, with a target value of $5,000,000 in each of May 2027 and May 2028, subject to the approval of the Compensation Committee of the Board.

Mr. Merrill and Mr. Haydon are also eligible to participate in the standard package of benefits made available by the Company to its full-time employees from time to time.

In connection with his appointment, the Company and Mr. Haydon entered into an Executive Retention Agreement (the “ERA”). Provided Mr. Haydon executes a release of claims in favor of the Company, the ERA provides for the following severance benefits upon a termination of employment that constitutes either a “Non-CIC Qualifying Termination” or a “CIC Qualifying Termination” (both as defined in the ERA): (i) 12 months of base salary plus, in the case of a CIC Qualifying Termination only, a prorated target annual bonus, (ii) accelerated vesting of equity awards (a) in the case of a Non-CIC Qualifying Termination, as if the executive had remained employed for an additional 12 months with performance-based awards vesting at the actual level of performance, or (b) in the case CIC Qualifying Termination, in full, with performance-based awards vesting at 100% of target or, if available, actual level of performance, and (iii) a lump-sum cash payment equal to the cost of 12 months of COBRA continuation.

The foregoing descriptions of the Merrill Offer Letter, the Haydon Offer Letter, and the ERA are not complete and are qualified in their entirety by reference to the full text of the Merrill Offer Letter, the Haydon Offer Letter, and the ERA, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing the appointments of Mr. Merrill and Mr. Haydon on the Effective Date. A copy of the press release is furnished as Exhibit 99.1 hereto.

This information is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description
10.1	Offer Letter with Gary Merrill, effective as of April 13, 2026.
10.2	Offer Letter with William Geoffrey Haydon, effective as of April 13, 2026.
10.3	Executive Retention Agreement with William Geoffrey Haydon, dated April 13, 2026.
99.1	Press Release dated April 13, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Date:	April 13, 2026	/s/ Danielle Sheer
Name: Danielle Sheer Title: Chief Trust Officer

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